                                                                    Exhibit 10.1

         FOURTH AMENDMENT DATED AS OF JUNE 10, 2002 TO CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 20, 2000

     This Fourth Amendment dated as of June 10, 2002 to Credit Agreement dated as of September 20, 2000 (this "AMENDMENT") is made by and among MIDWAY GAMES INC., a Delaware corporation (the "COMPANY"), the financial institutions parties hereto (the "BANKS"), and Bank of America, N.A., as letter of credit issuing bank and as agent for the Banks (in its capacity as agent, together with any successors and assigns, the "AGENT"). Terms used but not defined herein have the meanings specified in the Credit Agreement referenced below.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Banks, the Issuing Bank and the Agent are parties to that certain Credit Agreement dated as of September 20, 2000 (as amended or modified and in effect on the date hereof, the "CREDIT AGREEMENT");

     WHEREAS, the Company has requested that the Banks, the Issuing Bank and the Agent agree to amend or modify the Credit Agreement as set forth herein; and

     WHEREAS, the Agent, the Banks and the Issuing Bank are willing to amend and modify the Credit Agreement, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                                    SECTION 1

                        AMENDMENT TO THE CREDIT AGREEMENT

          The Credit Agreement is hereby amended as follows:

          (a) Section 7.12 of the Credit Agreement is amended to read in its entirety as follows:

          7.12 USE OF PROCEEDS. The Company shall use the proceeds of the Loans
     (i) to refinance existing Indebtedness, and (ii) for working capital purposes. In no event will the proceeds of the Loans be used to purchase or carry any Margin Stock.

          (b) Section 8.11 of the Credit Agreement is amended to read in its entirety as follows:

          8.11 RESTRICTED PAYMENTS. The Company shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock (whether common or preferred stock), or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company may, so long as immediately before and after giving effect to such action, no Default or Event of Default shall exist:

               (i) declare and make dividend payments or other distributions payable solely in its common stock;

               (ii) make distributions of its equity securities to effect a conversion or exchange of any preferred stock for such equity security; or

               (iii) declare and pay cash or in-kind dividends on the preferred stock issued by the Company after April 30, 2001; and

               (iv) repurchase shares of its capital stock, provided that the aggregate purchase price of all such shares so repurchased shall not exceed $25,000,000.

                                    SECTION 2

                                   WARRANTIES

          The Company warrants to the Agent and the Banks as of the date hereof that:

          (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

          (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will result from this Amendment.

          (c) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          (d) The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms as modified by the terms of this Amendment, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

                                    SECTION 3

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

          This Amendment shall become effective as of June 10, 2002 (the "EFFECTIVE DATE"), PROVIDED, HOWEVER, that the effectiveness of this Amendment is subject to the receipt by the Agent of counterparts of this Amendment executed by the Company and the Banks.

                                    SECTION 4

                                     GENERAL

          (a) As hereby modified, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects.

          (b) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar modifications under the same or similar circumstances in the future.

          (c) Upon execution and delivery of this Amendment, this Amendment shall be binding upon and shall inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns.

          (d) The Company agrees to pay all fees and out-of-pocket costs and expenses of the Agent (including reasonable attorneys' fees and expenses of counsel to the Agent and the Banks) in connection with the preparation and execution of this Amendment.

          (e) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Delivered at Chicago, Illinois, as of the date and year first above written.

                       [SIGNATURES ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of this 10th day of June, 2002.

                                   COMPANY

                                   MIDWAY GAMES INC.

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Executive Vice President--Finance,
                                         ---------------------------------------
                                          Treasurer and Chief Financial Officer
                                         ---------------------------------------

                                   AGENT

                                   BANK OF AMERICA , N.A., as Agent

                                   By: /s/ David A. Johanson
                                      ------------------------------------------

                                   Name: David A. Johanson
                                        ----------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

                                   ISSUING BANK

                                   BANK OF AMERICA , N.A., as Issuing Bank

                                   By: /s/ Brian Ruddy
                                      ------------------------------------------

                                   Name: Brian Ruddy
                                        ----------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

                                   BANKS

                                   BANK OF AMERICA , N.A., as a Bank

                                   By: /s/ Brian Ruddy
                                      ------------------------------------------

                                   Name: Brian Ruddy
                                        ----------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

                                   LASALLE BANK NATIONAL ASSOCIATION as a Bank

                                   By: /s/ David A. Chaika
                                      ------------------------------------------

                                   Name: David A. Chaika
                                        ----------------------------------------

                                   Title: AVP
                                         ---------------------------------------

                            GUARANTOR ACKNOWLEDGMENT

          The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Company of the foregoing Fourth Amendment to the Credit Agreement ("AMENDMENT"), and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. Capitalized terms used herein have the meanings specified in the Amendment.

                       [SIGNATURES ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, each of the undersigned guarantors have caused the execution and delivery of the Guarantor's Acknowledgment by their respective representatives thereunto duly authorized as of this 10th day of June 2002.

                                   GUARANTORS

                                   MIDWAY INTERACTIVE INC.

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Vice President--Finance and Treasurer
                                         ---------------------------------------

                                   MIDWAY HOME ENTERTAINMENT INC.

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Vice President--Finance and Treasurer
                                         ---------------------------------------

                                   MIDWAY GAMES WEST INC.

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Senior Vice President--Finance
                                         ---------------------------------------

                                   MIDWAY AMUSEMENT GAMES, LLC

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Vice President--Finance, Treasurer and
                                         ---------------------------------------
                                          Chief Financial Officer
                                         ---------------------------------------

                                   MIDWAY SALES COMPANY, LLC

                                   By: /s/ Thomas E. Powell
                                      ------------------------------------------

                                   Name: Thomas E. Powell
                                        ----------------------------------------

                                   Title: Vice President--Finance, Treasurer and
                                         ---------------------------------------
                                          Chief Financial Officer
                                         ---------------------------------------